D.A. Davidson & Co. Financial Services Conference Seattle, WA May 11, 2011 Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com Exhibit 99.1

Safe Harbor
(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."
In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”)
(1)
. Forward-looking statements involve
substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling’s 10-K,
10-Q and other SEC filings, including under the headings “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of
Operations.”
This presentation contains certain non-GAAP financial measures. Reconciliations to the comparable GAAP measures are set forth on page 17.

Based in Spokane, Wash.,
Sterling is one of the largest
commercial banks
headquartered in the Pacific
Northwest
(1)
More than 25,000
commercial accounts and
nearly 200,000 retail deposit
accounts
$6.7 billion of deposits with
an average cost of 1.01%
(3)
$730 million recapitalization
completed in August 2010
178 branches in 5 states
Source: SNL Financial, Company filings
Note: Financial data as of March 31, 2011.
(1) Pacific Northwest defined as Idaho, Oregon and Washington.
(2) Deposit market share data as of 6/30/2010.
(3) For the quarter ended March 31, 2011
MONTANA
IDAHO
OREGON
WASHINGTON
San Jose
San
Francisco
Sacramento
Santa
Rosa
Eugene
Salem
Portland
Seattle
Spokane
Great Falls
Helena
Billings
Boise
Major cities
Sterling branches
Key Statistics as of 3/31/2011
(billions)
Total assets: $9.4
Total deposits $6.7
Net Loans $5.3
Deposit Market Share
(2)
State Branches Rank Market Share
Washington 72 7 3.20%
Oregon 67 7 3.58%
California 13 46 0.14%
Idaho 18 11 2.57%
Montana 8 14 1.21%
Franchise at a Glance

Improving quarterly results
Reported Q1 net income of $5.4 million
Compares to loss of $88.8 million for Q1 2010
Net interest margin (FTE) of 3.22%, up 37 bps from
Q1 2010
Average cost of deposits declined by 44 bps from Q1 2010
Reduced credit provisioning
Provision for Q1 credit losses totaled $10.0 million
Compares to $88.6 million provision for Q1 2010
Declining levels of non-performing assets (NPAs)
NPAs of $628.8 million, reflecting a 41% decline compared to
$1.06 billion of NPAs at March 31, 2010
Focus on liquidating OREO, note sales, short sales and other workouts
Q1 2011 Performance Highlights

Formula for Success
Cost-
effective
Funding
Improved
Asset
Quality
High
Quality,
Relationship
Based Asset
Generation
Expense
Control
Profitable
Growth
Focus on customers
Delivering value proposition to customers
• Fair pricing
• Competitive products and services
Resolving credit challenges
Increased emphasis on sales and business development
Intelligent market segmentation
Expense control and organizational efficiency
Simplified, “Back to Basics” banking drives growth
Strategic expansion in key markets and lines of business
Managing through emerging regulatory changes

Deposit Composition
Source: SNL Financial and company filings.
(1) Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.
Overall improvement in deposit
mix leading to lower cost of
deposits
Decreased brokered deposits by
$748 million since year end
2009, to $332 million
Deposit  composition Deposit balances
Reducing avg. cost of deposits (%)
(1)
(in millions)
3/31/2010 3/31/2011
Annual
% change
Retail deposits $6,038 $5,701 -6%
Brokered deposits 723                332                -54%
Public funds 865 392                -55%
Total deposits $7,626 $6,425 -16%
Basis Point
Change
Depost funding costs 1.45% 1.01% -44
Net loans to deposits 88% 79%

Non-interest
$1,007 / 15%
Time deposits-retail
$2,912 / 43%
Time deposits-
brokered
$332 / 5%
Savings and money
market demand
$1,973 / 29%
Interest-bearing
transaction
$500 / 8%
Balance of $6,724 million as of Mar. 31, 2011
(in millions)
bearing transaction
3.66%
3.75%
3.75%
3.68%
3.26%
2.88%
2.82%
2.72%
2.31%
2.08%
1.98%
1.77%
1.45%
1.36%
1.27%
1.13%
1.01%
2.02%
2.12%
2.10%
2.18%
1.50%
1.10%
1.13%
1.33%
1.10%
0.90%
0.85%
0.73%
0.67%
0.66%
0.56%
0.50%
0.51%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
Q1
11
1Q 2010 Y-o-Y Improvement (42 bps)
STSA Peer

Improving Trends Summary (Q1 2011 vs. Q1 2010)
Increased margins and improved expense
management
Net interest margin 37 bps
Non-interest expense 8%
Improved asset quality and reduced credit
provisioning
Classified assets 50%
Non-performing assets 41%
Provision for loan losses 89%

Improving Trend in Classified and Non-Performing Assets
$1,648

$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11
Classified Assets Non -perfoming Assets Non -performing Loans
$812

Loan Portfolio Summary
Reducing Construction  Loan Exposure and Focusing on Relationship-Based Lending
Gross loans decreased by $1.5 billion since Q1 2010
Q1 2011 loan inflows (originations and purchases) increased by $197 million, or 36% over the same period a year ago
Source: Company filings.
(1) Net of $244.7 million in FAS 114 writedowns.
Loan mix by geography
Loan mix by category

Washington
$2,123 / 38%
Oregon
$1,349 / 24%
N. California
$1,103 / 20%
S. California
$192 / 4%
Idaho
$348 / 6%
Arizona
$235 / 4%
Montana
$105 / 2%
Other  $102 / 2%
Outstanding balance of $5.6 billion as of Mar. 31, 2011
(1)
(in millions)
Residential RE
$720 / 13%
Multi-family RE
$638 / 12%
CRE, NOO
$1,401 / 25%
CRE, OO
$1,240 / 22%
C&I
$447 / 8%
Construction
$396 / 7%
Consumer
$715 / 13%
Oustanding balance of $5.6 billion as of Mar. 31, 2011
(1)
(in millions)

$-
$500.0
$1,000.0
$1,500.0
$2,000.0
$2,500.0
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
(in millions)
Res Multifam Comm'l
Construction  Loan Exposure Decreasing
At 3/31/2011, 7% of total loans vs. 32% at
12/31/2007 (peak)
Construction non-performing loans of $238
million (50% of total NPLs) as of 3/31/2011
Aggressively shrinking construction portfolio
Construction balances have decreased $2.5
billion, or 87% since 2007
Residential construction concentration reduced to
2% at Q1 2011 from 8% at Q1 2010
Total construction loans
Construction loan balances
$158.3
$533.7
$551.9
$639.6
$618.5
$540.4
$458.6
$335.7
$238.0
$-
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Non-performing construction loans
(in millions)

Commercial
$217 / 55%
Multi -family
$73 / 18%
Residential -
vertical
$55 / 14%
Lots
$28 / 7%
Raw land
$12 / 3%
A&D
$11 / 3%
Outstanding balance of $396 million as of Mar. 31, 2011
(in millions)

Non-performing Loan (NPL) Flow Analysis

(in millions) 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011
NPLs beginning-of-period $895.9 $958.8 $884.2 $809.0 $654.6
Return to accruing status (28.7) (45.2) (16.6) (11.1) (77.3)
Payments/sales (48.2) (108.0) (78.8) (115.8) (54.9)
NPLs end of period $958.8 $884.2 $809.0 $654.6 $477.1
% decline since Q1 2010:
50%
For the quarter ended
Additions/increases 327.3 263.5 171.6 62.5 47.0
Charge-offs (136.5) (101.8) (77.1) (31.4) (24.1)
Transfer to OREO (51.0) (83.1) (74.3) (58.6) (68.2)

Summary
Capitalization
Exceeds regulatory levels required for “well-capitalized” status
Additional capital in place to support opportunistic growth
Strengthened corporate governance and management
Additions of experienced, talented board members
New CCO/CFO to further develop our strong regional franchise
Executing on our strategic plan
Valuable, core-deposit franchise drives earnings power
Continued improvement in asset quality metrics
High-quality, relationship-driven asset generation
Ongoing expense management
Emphasizing increased earnings power
Focused on increasing pre-tax, pre-provision earnings
Expected upon realization of Deferred Tax Asset of $359 million

D.A. Davidson & Co.
Financial Services Conference
Seattle, WA
May 11, 2011
Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
Investor Contacts
Patrick Rusnak David Brukardt
Chief Financial Officer EVP/Investor and Corporate Relations
(509) 227-0961 (509) 863-5423
patrick.rusnak@sterlingsavings.com david.brukardt@sterlingsavings.com
Daniel Byrne Media Contact
EVP/Corporate Development Director Cara Coon
(509) 458-3711 VP/Communications and Public Affairs Director
dan.byrne@sterlingsavings.com (509) 626-5348
cara.coon@sterlingsavings.com

Appendix 14

Capital Compared to Peers
Source: SNL Financial and company filings. Sterling financial data as of March 31, 2011. Peer group data as of most recent quarter available.
(1) Peers include all U.S. bank holding companies with between $7 billion and $25 billion in assets.

3/31/2011 Peer median
(1)
TCE/TA 8.1% 7.3%
Tier 1 leverage: 10.6% 8.7%
Tier 1 risk-based capital 16.5% 13.5%
Total risk-based capital 17.8% 14.9%
NPA/Tier 1 Capital + ALLL 50.6% 17.9%

Last Five Quarters Financial / Operating Highlights

(1) Net of cumulative confirmed losses on loans and OREO of $423.8 million for March 31, 2011, $516.3 million for Dec. 31, 2010, $588.4 million for Sept. 30, 2010, $592.8 million for June, 30, 2010, and $626.3 million for March 31, 2010.
(2) Core deposits defined as total deposits less brokered CDs.
(3) Adjusted for provision for credit losses, interest reversal on non-performing loans, OREO-related expenses and charges on prepayment of debt.
(4) Adjusted FTE NIM includes interest reversal on non-performing loans.
(in millions)
3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011
Asset Quality
NPAs
(1)
$1,063 $1,033 $979 $816 $629
Classified assets $1,616 $1,401 $1,136 $1,100 $812
NPAs / assets 10.1% 10.6% 9.8% 8.6% 6.7%
ALLLs / NPLs 30.7 30.0 30.7 37.7 48.8
ALLL /  loans 4.2 4.1 4.2 4.4 4.2
Net charge-offs (NCOs) $137 $102 $77 $31 $24
NCOs / avg. loans 6.9% 5.5% 4.5% 2.0% 1.6%
Balance Sheet
Total assets $10,555 $9,738 $10,030 $9,493 $9,352
Net loans $6,745 $6,141 $5,666 $5,379 $5,321
Total construction loans $1,283 $959 $720 $526 $396
Securities $1,986 $1,956 $2,723 $2,838 $2,821
Core deposits
(2)
$6,902 $6,780 $6,592 $6,662 $6,393
Net loans/total deposits 88% 85% 82% 78% 79%
Capital $245 $193 $845 $771 $774
TCE/TA nm nm 8.3% 8.0% 8.1%
Tier 1 leverage 2.6% 2.0% 10.5% 10.1% 10.6%
Operating Highlights
Operating income (loss) before taxes ($84.3) ($53.8) ($48.0) ($38.1) $5.4
Provision for credit losses $88.6 $70.8 $60.9 $30.0 $10.0
Adj. pre-tax, pre-provision income
(3)
$38.3 $54.9 $40.6 $42.7 $39.1
FTE net interest margin 2.85% 2.88% 2.77% 2.80% 3.22%
Adj. FTE net interest margin
(4)
3.72% 3.68% 3.47% 3.43% 3.75%
For the quarter ended

Adjusted Pre-Tax, Pre-Provision Income
(1) Management believes that this presentation of non-GAAP results provides useful information to investors regarding the effects of the credit cycle on the Company’s reported results of operations.
(in thousands, unaudited)
3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011
Income (loss) before income taxes ($84,346) ($53,773) ($48,022) ($38,141) $5,417
Provision for credit losses 88,556 70,781 60,892 30,000 10,000
OREO 10,923 17,206 10,456 23,993 11,400
Interest reversal on non-performing loans 23,158 20,711 17,302 15,527 12,271
Charge on prepayment of debt 0 0 0 11,296 0
Total
(1)
$38,291 $54,925 $40,628 $42,675 $39,088
For the quarter ended

High Quality, Low Risk Investment Portfolio
Strategy remains to reduce exposure to 30-yr
MBS and replace with 10- and 15-year MBS
with good cash flows to fund loan growth
76% FNMA, FHLMC and GNMA pass-throughs
Rise in average life and duration in Q4
attributable to higher market interest rates
and reduction in balances of short-term CMOs
Source: Company filings.
(1) Durations and average life measures are base case, under current market rates.
(2) Yield at quarter end.
Investment Portfolio Weighted Avg. Life and Effective Duration
3.30%
overall
portfolio
yield
(2)
MBS Composition

MBS
$2,123 / 75%
Muni bonds
$201 / 7%
Corp
$23 / 1%
Tax credit
$13 / 1%
Non-agency
$36 / 1%
Ginnie Mae
$214 / 8%
Freddie Mac
$56 / 2%
Fannie Mae
$153 / 5%
Other  $2 / 0%
$2.8 billion total portfolio
(in millions)
4.1
3.5
5.0
5.1
3.4
2.6
3.6
4.0
0
1
2
3
4
5
6
6/30/2010 9/30/2010 12/31/2010 3/31/2011
WA Life-Base case Eff Dur - Base case
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
6/30/2010 9/30/2010 12/31/2010 3/31/2011
30-yr MBS 20-yr MBS 10- & 15-yr MBS CMO
Yield
(2)
4.18%               3.58%                  3.12%         3.21%
$1.49B
$2.28B
$2.60B $2.59B

Multi-Family
Office & Commercial
Industrial Warehouse
Other
Retail, Stand-Alone
Hotels & Motels
Retail, Strip Centers

Loan Portfolio – CRE Non-Owner-Occupied
Includes Multi-family
Non-owner-occupied commercial real estate, including multi-family portfolio totals
$2.0 billion as of 3/31/2011
Increased by $162 million, or 9% since Q1 2010
Concentration is 37% of gross loans as of 3/31/2011, up from 27% at 3/31/2010
4% of non-owner occupied CRE loans were non-performing as of 3/31/2011
Source: Company filings.
CRE NOO loan mix by geography CRE NOO loan mix by property type

Washington
$667 / 33%
N. California
$612 / 30%
Oregon
$363 / 18%
Arizona
$125 / 6%
S. California
$96 / 5%
Idaho
$92 / 4%
Montana
$28 / 1%
Other, $56 / 3%
Outstanding balance of $2,039 million at Mar. 31, 2011
(in millions)
$638
$385
$252
$239
$235
$167
$123
$0
$100
$200
$300
$400
$500
$600
$700
(in millions)
Outstanding balance of $2,039 million at Mar. 31, 2011

Industrial Warehouse
Office, Commercial
Retail, Stand-Alone
Hotels & Motels
Specific Use Properties
Office, Medical
Other
Agriculture
Single Family Residence
Land
Care Facilities

Loan Portfolio – CRE Owner-Occupied
Includes SBA
Owner-occupied commercial real estate totaled $1.24 billion as of 3/31/2011
Concentration was 22% of gross loans at 3/31/2011
5% of owner-occupied CRE loans were non-performing at 3/31/2011
SBA loans are $111 million, or 7% of total owner-occupied CRE loans at 3/31/2011
Source: Company filings.
CRE OO loan mix by geography CRE OO loan mix by property type

Washington
$419 / 34%
N. California
$331 / 26%
Oregon
$282 / 23%
Arizona
$87 / 7%
Idaho
$71 / 6%
S. California
$25 / 2%
Montana
$14 / 1%
Other  $11 / 1%
Outstanding balance of $1,240 million at Mar. 31, 2011
(in millions)
$339
$245
$233
$82
$73
$72
$52
$48
$44
$34
$18
$0
$50
$100
$150
$200
$250
$300
$350
$400
Outstanding balance of $1,240 million at Mar. 31, 2011
(in millions)

Loan Re-pricing Characteristics
Source: Company filings.
(1) Index rate increase needed for loan rate to adjust.
(2) Does not include $32 million of performing restructured loans.
Approximately 60% of the loan portfolio has variable/adjustable rates
(in millions) <1 Year 1 - 3 Years >3 Years Total % of Total
Variable Rate Loans - No Floors $1,341 $721 $524 $2,586
46.5%
Variable Rate Loans with Floors
(1)
0 bps 110            3                10              123
1-50 bps 44              13              15              72
50-100 bps 103            15              10              128
100-200 bps 109            50              21              180
>200 bps 150            54              10              214
Subtotal 516            135            66              717            12.9%
Variable Rate Loans 1,857        856            590            3,303        59.4%
Fixed Rate Loans 1,809        32.6%
Non-performing Loans
(2)
445            8.0%
Total Loans
$5,557
Re-pricing Schedule

D.A. Davidson & Co.
Financial Services Conference
Seattle, WA
May 11, 2011
Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
Investor Contacts
Patrick Rusnak David Brukardt
Chief Financial Officer EVP/Investor and Corporate Relations
(509) 227-0961 (509) 863-5423
patrick.rusnak@sterlingsavings.com david.brukardt@sterlingsavings.com
Daniel Byrne Media Contact
EVP/Corporate Development Director Cara Coon
(509) 458-3711 VP/Communications and Public Affairs Director
dan.byrne@sterlingsavings.com (509) 626-5348
cara.coon@sterlingsavings.com